UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 27, 2005


                              FNB CORPORATION
          (Exact name of registrant as specified in its charter)


   Virginia
(State or other              000-24141                 54-1791618
 jurisdiction of            (Commission             (I.R.S. Employer
 incorporation)              File Number)            Identification No.)


                              105 Arbor Drive
                       Christiansburg, Virginia 24073
         (Address of principal executive offices including zip code)

                               540-382-4951
            (Registrant's telephone number, including area code)

                                   N/A
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

     On October 27, 2005, FNB Corporation issued a press release commenting on third quarter 2005 performance and approval by the Board of Directors of a fourth quarter 2005 cash dividend.

     The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

     Exhibit
     99.1   FNB Corporation press release dated October 27, 2005



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FNB CORPORATION
                                                   Registrant


                                                /s/Christine L. Lewis
                                                Christine L. Lewis
                                                AVP/Corporate Secretary

Date: October 27, 2005

                                EXHIBIT INDEX


Exhibit

99.1        FNB Corporation press release dated October 27, 2005